ADVANCED SERIES TRUST
AST Multi-Sector Fixed Income Portfolio
Supplement dated June 20, 2023 to the
Summary Prospectus (the Summary Prospectus) and Prospectus (the Prospectus),
each dated May 1, 2023, as supplemented
This supplement should be read and retained in conjunction with the Prospectus for Advanced Series Trust (the Trust) and the Summary Prospectus for the AST Multi-Sector Fixed Income Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Prospectus and the Summary Prospectus.

The Prospectus is revised as follows:

I.
The following table replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary Prospectus and in the Summary section of the Prospectus for the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
+Distribution and/or Service Fees (12b‑1 Fees)	0.25%
+Other Expenses	0.01%
=Total Annual Portfolio Operating Expenses	0.73%
-Fee Waiver and/or Expense Reimbursement	(0.01)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.72%
(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s net operating expenses do not exceed 0.7195 % of the Portfolio’s average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

II.	The following table replaces the “Example” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary Prospectus and the Summary section of the Prospectus for the Portfolio:

	1 Year	3 Years	5 Years	10 Years
AST Multi-Sector Fixed Income Portfolio	$74	$232	$405	$906
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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